UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   February 19, 2008
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction Of incorporation)	001-32548 (Commission File Number)	52-2141938 (IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On February 19, 2008, NeuStar, Inc. (the “Company”) announced that its Board of Directors had authorized the purchase of up to $250 million of its Class A common stock over a two-year period. A copy of the press release announcing the stock purchase is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc., dated February 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2008	NEUSTAR, INC.
	By:	/s/ Martin K. Lowen
		Name:	Martin K. Lowen
		Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc., dated February 19, 2008.